                                                                  EXHIBIT 99.8


 RECORDING REQUESTED BY AND
  WHEN RECORDED MAIL TO:






                                     SPACE ABOVE THIS LINE FOR RECORDER'S USE

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                                   Office of
                                 March Fong Eu
                               Secretary of State
                                   SACRAMENTO

  I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

  That the annexed transcript of 30 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                           IN WITNESS WHEREOF, I execute this
                                              certificate and affix the Great
                                              Seal of the State of California
                                              this OCT 26, 1992

  THE GREAT SEAL OF THE
   STATE OF CALIFORNIA         87   [SEAL]   46299

   SEC/STATE Form LP                                      /s/ MARCH FONG EU
   222A (Rev. 9/87)
                                                          Secretary of State




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                              STATE OF CALIFORNIA

                CERTIFICATE OF LIMITED PARTNERSHIP -- FORM LP-1
       IMPORTANT--Read Instructions on back before completing this form.


   This Certificate is presented for filing pursuant to Chapter 3, Article 2,
                  Section 15621, California Corporations Code.
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1.  NAME OF LIMITED PARTNERSHIP

    PERFORMANCE ASSET MANAGEMENT FUND III, LTD., A CALIFORNIA LIMITED
    PARTNERSHIP

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2.  STREET ADDRESS OF                       3.  CITY AND STATE     4.  ZIP CODE
    PRINCIPAL EXECUTIVE OFFICE

    1920 MAIN STREET, SUITE 1290             IRVINE, CA             92714

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5.  STREET ADDRESS OF CALIFORNIA OFFICE     6.  CITY               7.  ZIP CODE
    IF EXECUTIVE OFFICE IN ANOTHER STATE

                 N/A                        CALIFORNIA

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8.  COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1994 AND IS IN
    EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

    THE ORIGINAL LIMITED PARTNERSHIP
    CERTIFICATE WAS RECORDED ON  _________ 19___ WITH THE RECORDER
    OF _________________________ COUNTY.  FILE OR RECORDATION NUMBER____________

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9.  NAMES AND ADDRESSES OF ALL GENERAL PARTNERS, (CONTINUE ON SECOND
    PAGE IF NECESSARY)

    NAME:     PERFORMANCE DEVELOPMENT, INC.
    ADDRESS:  1920 MAIN STREET, SUITE 1290
    CITY:     IRVINE                        STATE  CA        ZIP CODE   92714

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9A. NAME:
    ADDRESS:
    CITY:                                   STATE            ZIP CODE

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9B. NAME:
    ADDRESS:
    CITY:                                   STATE            ZIP CODE

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10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS

    NAME:     VINCENT E. GALEWICK, PRESIDENT
    ADDRESS:  1920 MAIN STREET, SUITE 1290
    CITY:     IRVINE                        STATE  CA        ZIP CODE   92714


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11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST
    Whichever occurs first        2033      the sale of assets dissolution and
    subsequent removal or incapacity of the General Partner, unless the Limited Partners elect to continue.

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12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION
    CERTIFICATES PERTAINING TO THIS CERTIFICATE, THE

    ACKNOWLEDGMENT OF [1] GENERAL PARTNERS IS REQUIRED.

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13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE
    MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN IS A PART OF THIS CERTIFICATE NUMBER OF PAGES ATTACHED [29]

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14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS
    CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS).
                                                   15. THIS SPACE FOR FILING
                                                       OFFICER USE (FILE NUMBER
                                                       DATE OF FILING:)
-------------------------  ---------------------
SIGNATURE OF       DATE    SIGNATURE OF    DATE            9228900003
GENERAL PARTNER            GENERAL PARTNER

VINCENT E. GALEWICK, PRESIDENT
PERFORMANCE DEVELOPMENT, INC., GENERAL PARTNER                 FILED
-------------------------  ---------------------      in the office of the
SIGNATURE OF       DATE    SIGNATURE OF    DATE       Secretary of State of
GENERAL PARTNER            GENERAL PARTNER            the State of California

-------------------------  ---------------------
SIGNATURE OF       DATE    TITLE OR        DATE
OTHER THAN                 DESIGNATION                      OCT 13 1992
GENERAL PARTNER

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16. RETURN ACKNOWLEDGMENT TO:
    BRIANNA BRISTOW
    C/O PERFORMANCE DEVELOPMENT, INC.                     MARCH FONG EU
    1920 MAIN STREET, #1290                             SECRETARY OF STATE
    IRVINE, CA 92714
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                          FORM LP-1 -- FILING FEE $70